Capital Stock	6 Months Ended
Jun. 30, 2022
Equity [Abstract]
Capital Stock

8. Capital Stock

(a)	On March 28, 2021, the Company issued 3,150,000 new shares of common stock, at a price of $1.25 per share, to various investors for cash in order to finance its working capital. Another 210,000 shares were issued to the placement agent as compensation in lieu of cash in accordance with the placement agreement.

(b)	On August 14, 2021, certain warrants previously issued to the investment banker and its affiliates at the uplifting of the shares in an IPO in November 2016, were exercised on a cashless basis, resulting in the issue of 3,148 new ordinary shares.

(c)	On February 11, 2022, the Company issued 16,000,000 new shares of common stock, at a price of $2.50 per share, to raise funds for the Company to enter into the bitcoin mining business as a form of diversification of operations.

(d)	On November 11, 2021, the Company issued 5,000,000 new preferred shares to Bridgeforrest (BVI) Limited, at $1.00 per share for cash. The preferred shares carried a voting right of 3 votes per share at meetings of shareholders but do not participate in the profits of the Company and are not entitled to any dividends or distributions in the event of a winding up of the Company.

(e)	On February 10, 2022 the Company issued 16,000,000 new common shares to various accredited non-US shareholders, at $2.50 for a total consideration of $40 million, pursuant to approvals obtained at a general meeting of shareholders in December 2021.

MOXIAN (BVI) INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS